Exhibit 99.1
Press Release
3D Systems Announces $31 Million Equitization Transaction

ROCK HILL, South Carolina, December 9, 2025 – 3D Systems Corporation (NYSE: DDD) today announced that it has entered into separate, privately negotiated agreements with a limited number of holders (the “Transaction Participants”) of its existing 0% Convertible Senior Notes due 2026 (the “2026 Notes”) to exchange an aggregate principal amount of $30,773,000 of 2026 Notes for an aggregate of 16,625,243 shares (“Shares”) of 3D Systems’ common stock (the “Exchange”).

The Exchange is expected to close on or about December 16, 2025, subject to customary closing conditions. Immediately following the Exchange, approximately $3.9 million in aggregate principal amount of the 2026 Notes will remain outstanding. 3D Systems will not receive any cash proceeds from the Exchange.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of the Shares issuable in the Exchange nor shall there be any offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under applicable securities laws.

The offer and sale of the Shares issuable in the Exchange have not been registered under the Securities Act of 1933, as amended, or qualified under any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration or qualification requirements.

Forward-Looking Statements

Certain statements made in this release, including statements regarding the closing of the Exchange and the 2026 Notes that will remain outstanding, are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward-looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions, and current expectations and may include comments as to the Company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the Company. The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the Company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. 3D Systems undertakes no obligation to update or review any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise, except as required by law.

About 3D Systems

For nearly 40 years, Chuck Hull’s curiosity and desire to improve the way products were designed and manufactured gave birth to 3D printing, 3D Systems, and the additive manufacturing industry. Since then, that same spark continues to ignite the 3D Systems team as we work side-by-side with our customers to change the way industries innovate. As a full-service solutions partner, we deliver industry-leading 3D printing technologies, materials and software to high-value markets such as medical and dental; aerospace, space and defense; transportation and motorsports; AI infrastructure; and durable goods. Each application-specific solution is powered by the expertise and passion of our employees who endeavor to achieve our shared goal of Transforming Manufacturing for a Better Future.